LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 28, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2012 OF

LEGG MASON STRATEGIC REAL RETURN FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated October 31, 2012, as supplemented on November 28, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated October 31, 2012, as supplemented on November 28, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual and semi-annual report to shareholders, dated November 30, 2011 and May 31, 2012, respectively, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

LMFX015072